Media Contact: Carissa Matton

Bioheart, Inc.

13794 NW 4th Street, Suite 212
Sunrise, Florida 33325

Phone: 772.285.8511

cmatton@bioheartinc.com

For Immediate Release

Bioheart Board of Directors Authorizes a Repurchase of the Company’s Outstanding Common Stock

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Sunrise, FL – January 13 th, 2015 – Bioheart, Inc. (BHRT.OB), a biotechnology company focused on the discovery, development and commercialization of autologous cell therapies a Florida corporation, today announced that its Board of Directors has approved a share repurchase program authorizing the Company to repurchase outstanding Common Stock when beneficially prudent for the Company and its shareholders.

“Bioheart is committed to maximizing shareholder returns,” said Mike Tomas, CEO. “Our Board of Directors and our management team believe that over the coming months circumstances may arise whereby the Company may be able to repurchase its Common Stock which in turn will bolster trading demand over supply and increase our price per share. Our immediate business goals are to increase top line product and service revenues and complimentary positive cash flows to support our longer-term clinical programs, a new emerging acquisition strategy, and the aforementioned stock repurchase plan. The regenerative medicine / cell therapy industry is advancing and Bioheart’s role within the industry is also evolving. Our mandate is to seize upon the opportunities that are readily available, develop new product and services that are highly sought after and advance therapies that are both clinically and cost effective.”

Repurchases under the share repurchase program may be made from time to time through open market transactions, privately negotiated transactions or otherwise, as determined by the Company’s management depending upon market conditions and business needs in compliance with federal securities laws. The share program does not obligate the Company to purchase any particular amount of common shares and it may be suspended, discontinued or modified at any time at the Company’s discretion and without prior notice.

About Bioheart, Inc.

Bioheart, Inc. is committed to maintaining its leading position within the cardiovascular sector of the cell technology industry delivering cell therapies and biologics that help address congestive heart failure, lower limb ischemia, chronic heart ischemia, acute myocardial infarctions and other issues.  Bioheart’s goals are to cause damaged tissue to be regenerated, when possible, and to improve a patient's quality of life and reduce health care costs and hospitalizations.

Specific to biotechnology, Bioheart is focused on the discovery, development and, subject to regulatory approval, commercialization of autologous cell therapies for the treatment of chronic and acute heart damage and peripheral vascular disease. Its leading product, MyoCell, is a clinical muscle-derived cell therapy designed to populate regions of scar tissue within a patient's heart with new living cells for the purpose of improving cardiac function in chronic heart failure patients. For more information on Bioheart, visit www.bioheartinc.com, or visit us on Facebook: Bioheart and Twitter @BioheartInc.

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Forward-Looking Statements: Except for historical matters contained herein, statements made in this press release are forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "to," "plan," "expect," "believe," "anticipate," "intend," "could," "would," "estimate," or "continue" or the negative other variations thereof or comparable terminology are intended to identify forward-looking statements.

Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Also, forward-looking statements represent our management's beliefs and assumptions only as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

The Company is subject to the risks and uncertainties described in its filings with the Securities and Exchange Commission, including the section entitled "Risk Factors" in its Annual Report on Form 10-K for the year ended December 31, 2013, and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014.